UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 1, 2016
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
On November 1, 2016, Weyerhaeuser Company (“Weyerhaeuser” or the “Company”) completed a previously announced sale of its newsprint and printing papers business (“Printing Papers Business”), consisting of one mill in Longview, Washington and conducted through North Pacific Paper Company LLC. The Printing Papers Business was sold to NP Paper Company, LLC, a wholly owned subsidiary of One Rock Capital Partners, LLC. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The sale of the Printing Papers Business is the second of three dispositions resulting from the Company’s strategic review of its Cellulose Fibers business segment. Weyerhaeuser completed the sale of its liquid packaging board business to Nippon Paper Industries Co., Ltd. on August 31, 2016, and the Company expects to complete the previously announced sale of its cellulose fibers pulp business to International Paper Company during the fourth quarter of 2016.
Forward Looking Statements

Statements about the expected timing and completion of Weyerhaeuser’s sale of its cellulose fibers pulp business to International Paper, and any other statements in this current report on Form 8-K and in any exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. All forward-looking statements speak only as of the date hereof, are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the sale of its cellulose fibers pulp business within the time described, or at all, because of a number of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to a termination of the transaction under the terms of the Purchase Agreement with International Paper, a conformed copy of which was filed as Exhibit 2.2 to Weyerhaeuser’s Form 10-Q for the quarterly period ended June 30, 2016, and is incorporated herein by reference; the failure to obtain requisite regulatory approvals; or the failure to satisfy other closing conditions. Weyerhaeuser will not update these forward-looking statements after the date of this communication.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information
The following unaudited pro forma condensed consolidated financial information of Weyerhaeuser Company prepared in accordance with Article 11 of Regulation S-X is filed as Exhibit 99.2 hereto and is incorporated herein by reference:

•
The unaudited pro forma condensed consolidated statements of income of Weyerhaeuser Company for the nine months ended September 30, 2016, the year ended December 31, 2015, the year ended December 31, 2014, and the year ended December 31, 2013;

•	The unaudited pro forma condensed consolidated balance sheet of Weyerhaeuser Company as of September 30, 2016; and

•	Notes to the unaudited pro forma condensed consolidated financial information.

 (d) Exhibits

Exhibit No.	Description

99.1	Press release of Weyerhaeuser Company dated November 1, 2016.

99.2	Unaudited pro forma condensed consolidated financial information of Weyerhaeuser Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne M. Hillman
Its:	Vice President and Chief Accounting Officer

Date: November 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Weyerhaeuser Company dated November 1, 2016.

99.2	Unaudited pro forma condensed consolidated financial information of Weyerhaeuser Company.